FORM 8-A


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           ONEDENTIST RESOURCES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Colorado                                               31-1664473
        --------                                               ----------
(State of incorporation                             (IRS Employer Identification
    or organization)                                            Number)


5459 S. Iris Street
Littleton, Colorado
(303) 932-9998                                                   80123
(Address of principal executive offices)                       (Zip Code)


     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]


Securities Act registration statement file number to which this Form relates:
(if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                            No Par Value Common Stock
                            -------------------------
                                (Title of Class)

                            DESCRIPTION OF SECURITIES


ITEM 1. Description of Registrant's Securities To Be Registered

     Registrant's Registration Statement on Form SB-2 under the Securities Act of 1933 and all amendments thereto, file number 333-43948, declared effective on January 3, 2001, are incorporated herein by reference, including specifically, "Description of Securities", contained therein.

ITEM 2. Exhibits

          1. 1.1 Specimen Certificate for no par value Common Stock of the Registrant

          2. Articles of Incorporation of Registrant, filed as Exhibit 3.01 to the Registration Statement on Form SB-2 under the Securities Act of 1933, file number 333-43948, is incorporated herein by reference.

          3. Bylaws of Registrant, filed as Exhibit 3.02 to the Registration Statement on Form SB-2 under the Securities Act of 1933, file number 333-43948, is incorporated herein by reference.


                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                      ONEDENTIST RESOURCES, INC.




                                      By /s/ Philip J. Davis
                                         ---------------------------------------
                                             Philip J. Davis


Date:    December 21, 2001